Private Placement	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Private Placement
17. Private Placement
On June 3, 2020, the Company completed a £56 million private placement transaction which comprised of the issuance of 89,144,630 ordinary shares of £0.003 each at a price of £0.174 per share for total proceeds of £15.5 million, and the issue of Tranche 1 convertible loan notes (the “Loan Notes”) for total proceeds of £40.5 million. The investors also received conditional warrants to subscribe for an additional 161,048,366 ordinary shares (the “Warrants”).
The terms of the Loan Notes and Warrants, and, in particular, their ability to be converted into ordinary shares was conditional on the passing of certain resolutions (the “Resolutions”) at a subsequent general meeting of shareholders held on June 30, 2020. At that date, the Resolutions were passed, and the Loan Notes became convertible into ordinary shares.
Loan Notes
The Loan Notes bear interest at a rate of 6% per annum and have an initial maturity date of June 2023. The Loan Notes are convertible into ordinary shares at the discretion of the holder and, if not converted by the initial maturity date, may be extended for an additional seven years, but will cease to bear interest from any extension date. The Loan Notes were initially recognized at their fair value of £38.6 million (debt host instrument in the amount of £26.7 million and the embedded derivative in the amount of £11.9 million, before transaction costs).
Loan Notes in an aggregate principle amount of £40.5 million were issued on June 3, 2020 and became convertible upon the passing of the Resolutions. As a result, on June 30, 2020, Loan Notes in an aggregate principal amount of £21.8 million, together with accrued interest, were automatically converted into 125,061,475 ordinary shares, and Loan Notes in an aggregate principal amount of £18.9 million remain outstanding and as of December 31, 2020. See Note 18.
Warrants
Participants in the private placement transaction received conditional warrants to subscribe for further ordinary shares in an aggregate number equal to 50 percent of both the ordinary shares purchased and the ordinary shares issuable upon conversion of the Loan Notes. A total of 161,048,366 Warrants were issued. The fair value of the warrants at inception was £4.1 million.
The Warrants have an exercise price of £0.348 per share and are exercisable at any time until their expiry in June 2023. The Warrants can be exercised for cash or on a cashless basis at the discretion of the warrant holder. Warrants outstanding at the expiry date may be converted into Tranche 2 Notes, with an expiry date of up to seven years from conversion, and do not bear interest. See Note 20.
The Loan Notes and the Warrants were recognized as separate financial instruments. Transaction costs directly attributable to the private placement transaction were apportioned across the ordinary shares, Loan Notes and Warrants.